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                                                                   EXHIBIT 10(3)

                                                                  EXECUTION COPY

                              AMSCAN HOLDINGS, INC.

                    8.75% SENIOR SUBORDINATED NOTES DUE 2014

                               PURCHASE AGREEMENT

                                                                  April 27, 2004

Goldman, Sachs & Co.
Credit Suisse First Boston LLC,
   As representatives of the several Purchasers named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

      Amscan Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers"), in the respective amounts set forth in Schedule I hereto, an aggregate of $175,000,000 principal amount of the 8.75% Senior Subordinated Notes due 2014, specified above (the "Securities"). The Securities will be unconditionally guaranteed as to the payment of principal, premium and interest (including special interest), if any, (the "Guarantees") by each of the Company's existing domestic subsidiaries (each a "Guarantor" and collectively, the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Offering Circular (as defined below) under the heading "Description of Notes."

      The Securities are being issued and sold in connection with the acquisition of the Company (the "Acquisition") by AAH Holdings Corporation ("AAH Holdings"), pursuant to the Agreement and Plan of Merger by and among AAH Holdings, AAH Acquisition Corporation ("AAH Acquisition") and the Company, dated March 26, 2004 (the "Acquisition Agreement"). The Acquisition is structured as a merger of AAH Acquisition with and into the Company, with the Company surviving as a wholly-owned subsidiary of AAH Holdings, all as provided in "The Transactions" sections of the Offering Circular. The gross proceeds from the sale of the Securities pursuant to this Agreement, together with the proceeds of other financings described in the Offering Circular, will be used to consummate the Acquisition, consummate a debt tender offer to acquire at least a majority of the Company's existing 9.875% Senior Subordinated Notes due 2007 (the "Tender Offer") and pay related fees and expenses. The Acquisition, together with (A) a cash common equity investment by certain investors (the "Equity Investment"),
(B) the borrowing by the Company under a new senior secured credit facility to be dated as of or before April 30, 2004, by and among the Company, AAH Holdings and certain of the Company's subsidiaries, as guarantors, Goldman Sachs Credit Partners L.P., J.P. Morgan Securities Inc., General Electric Capital Corporation and certain other lenders (the "Credit Agreement"), (C) the sale of $175,000,000 of the Securities pursuant to this Agreement, and (D) the

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consummation of the Tender Offer shall collectively be referred to as the
"Transactions." The sale of the Securities hereby is conditioned on the contemporaneous consummation of the Acquisition, the Tender Offer and the provision of funds pursuant to the Equity Investment and the Credit Agreement.

      1. As of the date hereof, AAH Holdings (excluding the representations and warranties set forth in subsections (f), (g) and (n) (with respect to the Company and the Guarantors) and (e), (h), (i), (j), (k), (l), and (m); provided that the representations and warranties made in subsections (o), (r), (w), (x) and (z) are made only to the best of AAH Holdings' knowledge) and, at the Time of Delivery (as defined below), each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

            (a) A preliminary offering circular, dated April 16, 2004 (the "Preliminary Offering Circular"), and an offering circular, dated April 27, 2004 (the "Offering Circular"), have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f) hereof) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports." The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports, if any, did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

            (b) Neither the Company, the Guarantors nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or increase in the long-term debt of the Company, the Guarantors or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;

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            (c)   The Company, the Guarantors and their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially adversely affect the value of such property and do not materially interfere with the use made and proposed in the Offering Circular to be made of such property by the Company, the Guarantors and their respective subsidiaries; and any real property and buildings held under lease by the Company, the Guarantors and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed in the Offering Circular to be made of such property and buildings by the Company, the Guarantors and their respective subsidiaries;

            (d) The Company and the Guarantors have each been duly incorporated and are validly existing as corporations, or other entities, in good standing under the laws of their respective jurisdictions of incorporation or organization, with corporate power and authority or power and authority under its organizational documents and the applicable limited liability company statute, as applicable, to own or lease their properties and conduct their business as described in the Offering Circular, and have been duly qualified as foreign corporations for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification, or are subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company and the Guarantors that is not a Guarantor has been duly incorporated and is validly existing as a corporation, or other entity, in good standing under the laws of its jurisdiction of incorporation or organization, except as would not, individually or in the aggregate, result in a material adverse effect on the current or future business, management, financial position, stockholders' equity or results of operations of the Company, the Guarantors and their respective subsidiaries, taken as a whole (a "Material Adverse Effect");

            (e) At the Time of Delivery, the Company will have a capitalization as set forth in the Offering Circular under the caption "Capitalization." All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company and the Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company or the Guarantors, free and clear of all liens, encumbrances, equities or claims;

            (f) The offering of the Securities has been duly authorized by AAH Holdings. At the Time of Delivery, the Securities will have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement and the Indenture (as defined below), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of April 30, 2004 (the "Indenture") among the Company, the Guarantors and The Bank of New York, as Trustee (the "Trustee"), under which they are to be issued, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or

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      affecting creditors' rights and to general equity principles; and the
      Securities will be in substantially the form previously delivered to you;

            (g) This Agreement has been duly authorized by AAH Holdings, the Company and each of the Guarantors;

            (h) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by each of the other parties thereto), the Indenture will constitute a valid and legally binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (i) The Guarantees have been duly authorized by each of the Guarantors and, when issued and delivered pursuant to this Agreement and the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of each of the Guarantors, entitled to the benefits provided by the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (j) The exchange and registration rights agreement to be dated as of April 30, 2004, among the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement") has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by each of the other parties thereto), will constitute a valid and legally binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that no representation is made as to the enforceability of the indemnification and contribution provisions thereof;

            (k) The series of debt securities of the Company, with terms identical to the Securities, that are registered on a registration statement on Form S-4 (the "Exchange Securities") have been duly authorized for issuance by the Company and, when issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (l) The guarantees of the Company's obligations under the Exchange Securities (the "Exchange Guarantees") to be offered in exchange for the Guarantees in the Exchange Offer have been duly authorized by each of the Guarantors and, when issued and delivered pursuant to the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of each of the Guarantors, entitled to the benefits provided by the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency,

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      reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (m) The Credit Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by each of the other parties thereto), will constitute a valid and legally binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (n) The Acquisition Agreement has been duly authorized, executed and delivered by the Company, AAH Holdings and AAH Acquisition and constitutes a valid and legally binding obligation of the Company, AAH Holdings and AAH Acquisition, enforceable against the Company, AAH Holdings and AAH Acquisition in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (o) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System;

            (p) Prior to the date hereof, neither the Company, the Guarantors nor any of the affiliates of AAH Holdings has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor in connection with the offering of the Securities and the Guarantees;

            (q) The issue and sale of the Securities and the Guarantees, compliance by the Company and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Credit Agreement, the equity subscription agreement, to be dated as of or before April 30, 2004 (the "Equity Subscription Agreement"), the Acquisition Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not
      (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (iii) assuming the accuracy of the representations made by the Purchasers in Section 3 hereof, result in any violation of the provisions of any law or statute or any order, rule or regulation, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except in the case of (i) and (iii) above, for such conflicts, breaches, violations and defaults as would not reasonably be expected to have a Material Adverse Effect; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Guarantees or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement, the Securities, the Guarantees, the Indenture or

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      the Registration Rights Agreement, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the United States Securities Act of 1933, as amended (the "Act") and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

            (r) Neither the Company, the Guarantors nor any of their respective subsidiaries is (i) in violation of its Certificate of Incorporation, By-laws, Certificate of Formation or Limited Liability Company Agreement, as applicable, or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (ii) above, for such defaults as would not reasonably be expected to have a Material Adverse Effect ;

            (s) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Guarantees and the Indenture, and under the captions "Material Federal Income Tax Consequences" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

            (t) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect; and, to the best of the Company's and each Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (u) When the Securities and the Guarantees are issued and delivered pursuant to this Agreement, neither the Securities nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

            (v) Neither the Company, the Guarantors nor any of their respective subsidiaries is or after giving effect to the offering and sale of the Securities, will be an "investment company," or an entity "controlled by an investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act");

            (w) Neither the Company, the Guarantors nor any person acting on its or their behalf (provided that no representation or warranty is made as to actions of the Purchasers) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of AAH Holdings and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

            (x) Within the preceding six months, neither the Company, the Guarantors nor any other person acting on behalf of the Company or any Guarantor has offered or sold to any

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      person any Securities or Guarantees, or any securities of the same or a similar class as the Securities or Guarantees, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities and the Guarantees has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the Guarantees in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

            (y) Neither the Company, the Guarantors nor any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (z) Ernst & Young LLP who have audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

            (aa) The Company maintains and will maintain disclosure controls and procedures (as defined in Rule 13a-14 of the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder; and the Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company's management, of the effectiveness of the design and operation of the Company's disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

            (bb) Except as described in the Offering Circular, (i) neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative order, consent, decree or judgment thereof, including any judicial or administrative order, consent, decree or judgment relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company, the Guarantors and each of their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, the Guarantors or any of their respective subsidiaries, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Guarantors or any of their respective subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, the Guarantors or any of

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      their respective subsidiaries relating to Hazardous Materials or
      Environmental Laws, except, in each case, as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

            (cc) The Company, the Guarantors and each of their respective subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, and have no reason to believe that the conduct of their respective businesses will conflict with, and, except as disclosed in the Preliminary Offering Circular and the Offering Circular, have not received any notice of any claim of conflict with, any such rights of others, except, in each case, as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;;

            (dd) The financial statements, including the notes thereto, included in the Offering Circular comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act, and the rules and regulations of the Commission thereunder, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries for which financial statements are included in the Offering Circular as of the dates indicated and condition and results of operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as noted therein; and the other financial and statistical information and data included in the Offering Circular present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Offering Circular and the books and records of the respective entities presented therein except as otherwise provided in the Offering Circular;

            (ee) No labor disturbance by the employees of the Company, the Guarantors or any of their respective subsidiaries exists or, to the best of AAH Holdings', the Company's or the Guarantors' knowledge, is imminent; except as disclosed in the Offering Circular, neither the Company, the Guarantors, nor any of their respective subsidiaries is party to a collective bargaining agreement; and there are no unfair labor practice complaints pending against the Company, the Guarantors or any of their respective subsidiaries or, to the best of AAH Holdings', the Company's or the Guarantors' knowledge, threatened against any of them, except, in each case, as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

            (ff) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any "employee benefit plan," (as defined in Section 3(3) of ERISA), or any "employee benefit plan" of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"); each such "employee benefit plan" is in compliance in all material respects with its terms and applicable law, including ERISA and the Code; and the Company or any ERISA Affiliate has not participated in any multiemployer plan (as defined in Section 3(37) of ERISA); the Company or any ERISA Affiliate has not incurred and does not expect to incur any material

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      liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan" (as defined in Section 3(2) of ERISA) and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification; and

            (gg) The Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Equity Subscription Agreement, the Credit Agreement and the Acquisition Agreement will conform in all material respects to the descriptions thereof in the Offering Circular.

      2. Subject to the terms and conditions herein set forth, the Company and the Guarantors agree to issue and the Company agrees to sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, plus accrued interest, if any, from April 27, 2004 to the Time of Delivery hereunder, the principal amount of Securities (and the Guarantees thereof) set forth opposite the name of such Purchaser in Schedule I hereto.

      3. Upon the authorization by you of the release of the Securities and the Guarantees, the several Purchasers propose to offer the Securities and the Guarantees for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

            (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) through its selling agents, outside the United States, to non-U.S. persons in reliance on Regulation S under the Act;

            (b) It is an Institutional Accredited Investor within the meaning of Rule 501 under the Act; and

            (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

      4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities and the Guarantees to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities and the Guarantees to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities and the Guarantees to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April 30, 2004 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

            (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(h) hereof, will be delivered at such time and date at the offices of Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111-0087 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the

Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. As of the date hereof, AAH Holdings and, at the Time of Delivery, each of the Company and the Guarantors, jointly and severally, agrees with each of the Purchasers:

            (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities and the Guarantees, provided that in connection therewith neither the Company nor any of the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Purchasers with three copies of the Offering Circular and each amendment or supplement thereto with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier to occur of
      (i) the completion of the distribution of the Securities by the Purchasers and (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

            (d) For a period of 90 days from the date of the Offering Circular, not to offer, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any securities of the Company or any of its subsidiaries that are substantially similar to the Securities or the Guarantees, except (i) in exchange for the Exchange Securities in connection with the Exchange Offer or (ii) with the prior consent of Goldman, Sachs & Co.;

            (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

            (f) For so long as any Securities are outstanding, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

            (g) If requested by you, to use commercially reasonable efforts to cause such Designated Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

            (h) During a period of three years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of the Securities;

            (i) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

            (j) To do and perform all things required to be done and performed under this Agreement, the Securities, the Guarantees, the Indenture and the Registration Rights Agreement prior to and after the Time of Delivery;

            (k) To comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer; and

            (l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds."

      6. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the Guarantees and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and legal investment surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Exchange Securities, the Guarantees and the Exchange Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities and the Exchange Securities; (v) the cost of preparing the Securities and the Guarantees; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the

Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of AAH Holdings, the Company and the Guarantors herein are, on the date hereof and at the Time of Delivery, true and correct, the condition that AAH Holdings, the Company and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (b) Ropes & Gray LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form set forth on Annex I hereto and Gray, Plant, Mooty, Mooty & Bennett, P.A., counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form set forth on Annex II hereto

      (c) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

      (d) (i) Neither the Company, the Guarantors nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or an increase in the long-term debt of the Company, the Guarantors or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Guarantors and their respective subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

      (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or the Guarantors' debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantors' debt securities;

      (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii) or (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

      (g)   The Securities have been designated for trading on PORTAL;

      (h) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request;

      (i) The Company and the Guarantors shall have entered into this Agreement;

      (j) The Company and the Guarantors shall have executed the Registration Rights Agreement, and the Purchasers shall have received counterparts, conformed as executed, thereof;

      (k) The Company, the Guarantors and the Trustee shall have executed the Indenture, and the Purchasers shall have received counterparts, conformed as executed, thereof; and

      (l) The Company and the Guarantors shall have consummated the Transactions on substantially the terms described in the Offering Circular and the Purchasers shall have received a certificate, dated the Time of Delivery, signed on behalf of the Company, in form and substance satisfactory to the Purchasers, confirming that the Transactions were so consummated.

      8. (a) As of the date hereof, AAH Holdings and, at the Time of Delivery, each of the Company and the Guarantors, jointly and severally, indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any of the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Purchaser will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and such Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by AAH Holdings, the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of AAH Holdings, the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by AAH Holdings, the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by AAH Holdings, the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by AAH Holdings, the Company and the Guarantors on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. AAH Holdings, the Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser with respect to the offering of the Securities underwritten by it exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of AAH Holdings, the Company and the Guarantors under this Section 8 shall be in addition to any liability which AAH Holdings, the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this
Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of AAH Holdings, the Company or any Guarantor and to each person, if any, who controls AAH Holdings, the Company or any Guarantor within the meaning of the Act.

      9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, the Company or any Guarantor, or any officer or director or controlling person of the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of AAH Holdings, the Company or any Guarantor shall then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities and the Guarantees are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantors, jointly and severally, will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities and the Guarantees, but none of AAH Holdings, the Company or the Guarantors shall then be under any further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section

8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, AAH Holdings, the Company, the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of AAH Holdings, the Company and the Guarantors and each person who controls AAH Holdings, the Company, any Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

      14.   Time shall be of the essence of this Agreement.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      17. The Company and the Guarantors are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchasers imposing any limitation of any kind.

      18. AAH Holdings agrees to cause each of the Company and the Guarantors to become a party to this Agreement at the time of the consummation of the Acquisition. All obligations and liabilities of AAH Holdings under this Agreement shall terminate when each of the Company and the Guarantors become party to this Agreement.

      If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, AAH Holdings, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        AAH Holdings Corporation

                                        By: /s/ Robert J. Small
                                           -------------------------------------
                                            Name:  Robert J. Small
                                            Title: President


The foregoing Agreement is hereby agreed to and accepted as of the Time of Delivery.

                                        Amscan Holdings, Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Chief Financial Officer,
                                                   Secretary and Vice President


                                        Amscan Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Vice President and Treasurer


                                        SSY Realty Corp.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Assistant Treasurer

                                        JCS Realty Corp.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Assistant Treasurer


                                        Am-Source, LLC

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Assistant Treasurer


                                        Trisar, Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Assistant Treasurer


                                        Anagram International, Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Vice President, Assistant
                                                   Treasurer and Secretary


                                        Anagram International Holdings, Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Vice President, Assistant
                                                   Treasurer and Secretary


                                        Anagram Eden Prairie Property
                                        Holdings LLC

                                        By: Amscan Holdings, Inc., its Sole
                                            Member

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Chief Financial Officer,
                                                   Secretary and Vice President

                                        M&D Industries, Inc.

                                        By: /s/ Michael A. Correale
                                           -------------------------------------
                                            Name:  Michael A. Correale
                                            Title: Senior Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer


Accepted as of the date hereof:

Goldman, Sachs & Co.
Credit Suisse First Boston LLC

By: /s/ Goldman, Sachs & Co.
   -------------------------------------------
        (Goldman, Sachs & Co.)
        On behalf of each of the Purchasers

                                   SCHEDULE I

                                                                                                       PRINCIPAL
                                                                                                       AMOUNT OF
                                                                                                       SECURITIES
                                                                                                         TO BE
                                           PURCHASER                                                   PURCHASED
                                           ---------                                                   ---------
Goldman, Sachs & Co. .......................................................................         $ 87,500,000
Credit Suisse First Boston LLC..............................................................           87,500,000

                  Total.....................................................................         $175,000,000